Exhibit 99.1
Empowering Neuroplasticity PoNS TherapyTM for Balance and Gait Deficits in Patients with Neurological Disorders December 2023 NASDAQ:HSDT

Legal Disclaimers This presentation contains forward-looking statements, including statements regarding the Company’s future strategic and operational execution, the success of the Company’s PoNS device and related treatment, the next phase of the Company’s market development activities, clinical and regulatory development plans for the PoNS® device, future decisions and approvals from applicable regulatory entities in the U.S. and Canada, the pursuit of commercial and government reimbursement programs, and the success of the Company’s continued commercialization efforts in the United States and Canada. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Risk Factors: Factors that may cause actual results to differ materially from any future results expressed or implied by any forward looking statements uncertainties regarding the Company’s capital requirements to achieve its business objectives, disruptions in the banking system and financial markets, lingering impacts, the impact of the COVID-19 pandemic, the effect of macroeconomic conditions and the Company’s ability to access capital markets, the Company’s ability to train physical therapists in the supervision of the use of the PoNS Treatment, the Company’s ability to secure contracts with rehabilitation clinics, the Company’s ability to obtain national Medicare coverage and to obtain a reimbursement code so that the PoNS device is covered by Medicare and Medicaid, the Company’s ability to build internal commercial infrastructure, secure state distribution licenses, build a commercial team and build relationships with Key Opinion Leaders, neurology experts and neurorehabilitation centers, market awareness of the PoNS device, availability of funds, manufacturing, labor shortage and supply chain risks, disruptions in the manufacturing process of the PoNS device due to the transition to a new manufacturer, ability to maintain and enforce its intellectual property rights, clinical trials and the clinical development process, the product development process, the regulatory submission review and approval process, operating costs and use of cash, and the Company’s ability to achieve significant revenues, ongoing government regulation, and other risks described in the “Risk Factors” section of Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 as well as those set forth from time to time in the Company’s other filings with the securities and exchange commission and the Canadian securities regulators available at http://www.sec.gov or www.sedar.com The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or commits to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The Company’s first product, PoNS, is indicated for use in the United States as a short term treatment of gait deficit due to mild-to-moderate symptoms from multiple sclerosis (“MS”) and is to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over by prescription only. The PoNS device is authorized for sale in Canada as a class II, non-implantable, medical device intended as a short term treatment (14 weeks) of gait deficit due to mild and moderate symptoms from MS, chronic balance deficit due to mild-to-moderate traumatic brain injury (“mmTBI”), and gait deficit due to mild and moderate symptoms from stroke and is to be used in conjunction with physical therapy. The PoNS device is authorized for sale in Australia as a non-implantable neurostimulator intended for short term use by healthcare professionals as an adjunct to a therapeutic exercise program to improve balance and gait. 2

Executive Team

Experienced Leadership With Healthcare and Commercialization Expertise

Dane Andreeff
President & CEO

- 20+ years at Maple Leaf Partners as the General Partner and Portfolio manager, a value-based hedge fund which grew to over $2b in assets
- Board member and advisor to Helius for over 6 years, Myocardial Solutions for 4 years and HDL Therapeutics, Inc. for over 15 years
- ~10.5% ownership of the company

Jeff Mathiesen, CPA
Chief Financial Officer

- Vice Chair, Lead Independent Director, and Audit Committee Chair of Panbela Therapeutics, Inc. (Nasdaq: PBLA)
- Director and Audit Committee Chair of NeuroOne Medical Technologies Corporation Nasdaq: NMTC)
- Former Board Member and Audit Committee Chair of eNeura, Inc.
- Former CFO at Gemphire Therapeutics and Sunshine Heart

Antonella Favit-Van Pelt, MD, PhD
Chief Medical Officer

- Board-certified neurologist with 20+ years in the health sciences industry
- Led U.S. Medical Strategy for the Neurology program of H. Lundbeck A/S
- Founded and led as President and CEO, Synaerion Therapeutics and its affiliate Thera Neuropharma, Inc.
- Served as Senior Director and Global Medical Lead at Shire Pharmaceuticals, Director of Medical Strategy at Bristol-Myers Squibb, and as Global Clinical Development Lead at GE Healthcare

3

Sherrie Perkins Director ● 20 years neuromodulation medical device experience in neurology, psychiatry, and sleep medicine ● Former Marketing and Business Development Executive, Cyberonics, Inc. (Nasdaq: CYBX) and LivaNova PLC (Nasdaq: LIVN) ● Former member Board of Directors, eNeura, Inc. ● Former member Board of Directors, ImThera Medical, Inc. Ed Straw Director ● Founder, Managing Partner of Osprey Venture Partners ● Chairman of Odyssey Logistics ● Member of the Board of Directors of Performance Equity Management, Capital Teas and Document Capture Technologies, Inc. ● Former President, Global Operations, Estee Lauder ● Former SVP, Global Manufacturing and Supply Chain Management at Compaq Computer Corporation ● Distinguished 3-star Admiral, US Navy Blane Walter Chairman of the Board ● Partner, Talisman Capital Partners ● Vice Chair of InVentiv Health ● Chair of the Governor of Ohio’s Executive Workforce Board ● Former CEO of InVentiv Health ● Former Founder of InChord Communications Non-Executive Directors Experienced Leadership With Healthcare and Commercialization Expertise 4 Paul Buckman Director ● Thirty-nine years of medical device experience in general management, sales, marketing, finance, international and operations ● President, North America – LivaNova PLC ● Former President of the Cardiovascular Divisions of both Boston Scientific and St. Jude Medical ● Director on the Boards of NeuroOne (Chairman), Miromatrix (Chairman), Ablative Solutions, ActivOrtho, Inc. (Co-Founder), and Shoulder Innovations

The Portable Neuromodulation Stimulator “PoNS” Device The first and only orally applied therapy combining trigeminal nerve neurostimulation via the tongue with physical therapy to improve functional outcomes Supported by an extensive IP portfolio (47 U.S. patents issued; 53 foreign patents issued) expiring between 2026 and 2041 About Helius 5 A neurotech company focused on delivering a novel therapeutic neuromodulation approach for balance and gait deficits Authorized and commercially available to treat gait deficit due to multiple sclerosis (“MS”) following FDA Breakthrough Designation FDA Breakthrough Designation granted for the treatment of balance and gait deficits due to stroke Authorized and commercially available in over 72 clinics for balance or gait deficit due to MS, stroke, or mild and moderate traumatic brain injury (“mmTBI”) with continued expansion across the country Authorized as an adjunct to a therapeutic exercise program to improve balance and gait

The Long-Lasting Impact of Balance Deficit1,2 • Balance and gait deficits are commonly experienced by individuals with neurologic disorders • These deficits can be particularly frustrating because they often profoundly impact a person’s quality of life • Balance and gait deficits have a significant negative impact on functional status, capacity to return to work, and quality of life 6 Dizziness/ coordination Difficulty walking Trouble climbing stairs Difficulty completing everyday tasks High risk of falling

PoNS Therapy™

PoNS Device Empowering the brain and improvement during PoNS Therapy™ • Mouthpiece electrodes stimulate the tongue surface, sending signals to the brain • The stimulation produced by PoNS is believed to help strengthen the neural connections associated with balance and walking when combined with physical rehabilitation exercise 8

Inducing Neuromodulation to Create Long Term Neuroplastic Changes[1,2]



Cerebellum
Brainstem
Trigeminal Nerve
(CN-V)
Tongue
Stimulator
Facial Nerve
(CN-VII)

~25MM pulses per 20-minute session
Feels like champagne or carbonated water bubbles

- When PoNS is on, translingual neurostimulation ("TLNS") is initiated.
- TLNS delivers electrical impulses that stimulate the lingual branch of the trigeminal nerve and the chorda tympani branch of the facial nerve.
- This stimulation triggers a flow of neural impulses to the brain structures: pons varolii and medulla (in the brainstem), and cerebellum.
- While using PoNS and engaging in movement and coordination tasks, PoNS Therapy promotes neuromodulation, activating the brains pathways to help improve gait, balance, movement, and coordination.

9

PoNS Therapy 10 14-Week PoNS Therapy Safe and Effective 70%+ ~70+%§ 69% of stroke patients had a significant improvement in gait and 28% were no longer at risk of falling1 74% of patients with traumatic brain injury showed significant improvement in balance2 91% of PoNS sessions are completed at home

Commercialization and Reimbursement

Large Potential Addressable Markets U.S. Market 12 1§ MILLION1 Affected by MS 70% report difficulty walking2 7§ MILLION3 Affected by stroke Impaired walking affects about 80% of survivors4 2.8§ MILLION5 Sustain a TBI annually 80% report balance impairment6 Authorized for gait deficit due to symptoms of MS Pilot Study Conducted Additional Study Ongoing (MUSC) Studies Completed Additional Study Planned Ongoing Evaluation • Balance Maintenance in Baby Boomers (78M) • Neurological Wellness (1B) • Human Performance Potential for Future Development • Cerebral Palsy (764K)7 • Parkinson’s Disease (1M, 90K new each year)8

Understanding the MS Market Opportunity in U.S. MS is a well-characterized chronic disease with a fast-growing diagnosed population3 MS patients are vocal and connected on social media MS patients are cared for by neurologists, a relatively discrete group (approx. 16,000 in USA) Gait dysfunction is a common and distressing symptom experienced by MS patients3 MS patients actively seek out new and promising treatments 13 1§ MILLION1 Americans affected by MS 70% report difficulty walking2

U.S. Commercialization Launch Initiatives Driving Awareness 14 Education & Outreach • Engage with general and MS neurologists about the benefits of PoNS and how to prescribe • Identify and onboard neuro rehab clinics currently treating MS patients; emphasize that PoNS provides a significant value add for PT clinics giving them an impactful tool to leverage the power of neuroplasticity and drive meaningful functional outcomes • Digital presence to engage with and enroll PTs in training Targeted Marketing • Advocacy engagement • Social and digital presence • Conference attendance (APTA, AAN, CMSC, ANPT) • Educational resources on disease state, PoNS and PoNS Therapy for patients and HCPs • Ambassador program, patient and PT testimonials, animated PoNS video, enhanced website for both patients and HCPs

U.S. Commercialization Launch Initiatives Building Experience 15 Therapeutic Experience Program (“PoNSTEP”) • Helius sponsored open-label, interventional, observational, outcome study evaluating PoNS on-label therapy in target population (MS) aiming to investigate adherence to PoNS Therapy regimen • Enrolling ~ 40-50 subjects with gait deficit due to mild-moderate MS at Centers of Excellence • Started enrollment in Q3’ 22 and will continue through 2H 23 • 6 Centers of Excellence announced (NYU Langone Health, Shepherd Center, OHSU, MGH Institute, NCNE, Montefiore Medical Center)

U.S. Commercialization Launch Initiatives Expanding Access / Increasing Ease of Use 16 Telehealth/E-Commerce/Online Pharmacy • Partnered with UpScript Health on direct-to-consumer platform to streamline access to PoNS Therapy, aligning with current trends of self-care, home health care, get-it-now • Network of fully licensed and compliant providers with e-prescribing capabilities • Immediate distribution across all 50 states • Reduced appointment times; direct delivery to patient’s door • Launched Dec 2022 – first units delivered Jan 2023 Online Training for Rehabilitation Specialists • Standardized training with reduced training time • Online platform allows for more efficient and broader training to expand commercial access to PoNS Therapy in all 50 states and Canada • Online modules allow training to be completed in 3 hrs or less, at therapist’s own pace • Training content remains accessible and readily available for future reference

Reimbursement 17 • Pursuing commercial and government reimbursement programs with initial cash pay option • Dual path for reimbursement • DME • Proposed Transitional Coverage of Emerging Technologies (“TCET”) for Medicare coverage • Applied for HCPCs codes • NDC/UPC/HRI • Codes established for both PoNS System and PoNS Mouthpiece • Medi-Span database price is equal to list price • Registry program to generate evidence for coverage • Designed to gather important health economic information (over 18-month period) to establish the value of PoNS on key therapeutic outcomes Established US List Price Controller $17,800 Mouthpiece $7,900 Complete PoNS System $25,700 Cash $14,500 ➢ All sales currently are cash pay ➢ Discounted modestly below anticipated reimbursement rate ➢ Direct to consumer financing option through a 3rd party ➢ National MS Society - potential financial assistance

Potential Addressable U.S. Opportunity in Stroke 18 7 MILLION1 Americans estimated to be living with complications from stroke 80% have a gait impairment2 Compelling Clinical Evidence3 31 Stroke patients treated with PoNS in Canada 69.2% Improved more than 5 points on functional gait assessment measure 28% Were no longer at risk of falling* *~Approximately 1-3% of stroke patients who do routine physical therapy are no longer at risk of falling4

US Path for Stroke Authorization 19 • Granted second FDA Breakthrough Designation with the proposed indication for dynamic gait and balance deficits due to symptoms from stroke • Engaged with the FDA on Data Development Plan for stroke • Plan includes expansion of Medical University of South Carolina (“MUSC”) study with the objective to leverage as a registrational study • Targeting regulatory submission for stroke indication in early 2025 • If authorized, PoNS is expected be eligible for coverage under the proposed Transitional Coverage of Emerging Technologies (“TCET”) pathway

Potential Addressable Canadian Opportunity 20 878§ thousand Affected by stroke1 350§ thousand Living with chronic balance disorder after mmTBI2-5 100§ thousand Affected by MS6 Canadian Reimbursement Efforts • PBC study to evaluate return-to-work data for long-term disability patients (TBI) • Quebec Ministry of Health Letter of Intent for 30 patient reimbursement study (stroke) • University of Montreal to conduct 10 patient study (stroke) • Private insurance pilots for Long term-disability-cases (across Canada) • Public provincial payer - real-world evidence pilot for motor vehicles accident (TBI) • Educating and conducting trials with hospital stroke rehabilitation centers (across Canada) • Expanding clinics for provincial and national insurance coverage

Pacific Blue Cross Study1 Return to Work Outcomes 21 Balance/Gait Improvement (SOT) Balance/Gait No Longer Barrier to Work Headache Frequency/Severity Reduction Returned to Work PBC estimated that the five individuals who returned to work saved the provider approximately $1.6 million in long-term disability claims Collaborative project between Pacific Blue Cross (“PBC”) and HealthTech Connex to evaluate the real-world impact of PoNS Therapy on return-to-work outcomes in 9 individuals on long-term disability due to Traumatic Brain Injury Have returned to their prior occupations full-time for more than 6 months (4 of the 5 that returned to work) 100% 89% 50% 56% 80%

Recent Milestones and Anticipated Value Creation Events

Y 21

- Authorized in the US for MS
- FDA Breakthrough Designation granted for stroke
- Authorized in Australia to improve balance and gait
- Initiated Therapeutic Experience Program (PoNSTEP) Activities

Y 22

- US commercial launch for MS
- Launched online PT training
- Tele-health / e-commerce / online pharmacy launched
- Set-up Scientific Advisory Board (SAB) for stroke program

1H 23

- Additional Canadian TBI payor studies
- Establish US MS patient registry
- DME Accreditation for CMS
- Authorized in Canada for stroke

2H 23

- Complete enrollment of PoNSTEP targeted 40-50 patients
- TCET Reimbursement Decision
- CMS meeting for HCPCS codes
- Received NDC/UPC/HRI codes
- Expansion of MUSC stroke study
- Canadian private insurance reimbursement – TBI
- PBC White Paper on TBI results

Y 24

- Initial reimbursement in US
- HCPCs codes finalized
- Renew TBI authorization efforts in US
- Data from MUSC stroke study

Y 25

- Broad reimbursement in US
- Stroke approval in US
- Positive quarterly cash flow

= Completed (Y 21, Y 22, 1H 23) = Target (2H 23, Y 24, Y 25)

22

Financial Update, Capitalization & Ownership

Financial Update 24 Summary Operations and Cash Flows Q3 2023 Q3 2022 YTD (9/30/23) YTD (9/30/22) Total Revenue $143 $196 $510 $505 Operating Loss $(3,153) $(4,853) $(10,182) $(12,847) Net Loss $(3,663) $(1,030) $(7,805) $(9,186) Cash Used in Operations $(2,452) $(3,821) $(8,382) $(12,167) ($ in thousands) Summary Balance Sheet 9/30/2023 12/31/2022 Cash, Cash Equivalents, and Proceeds Receivable from Warrant Exercises $7,031 $14,549 Derivative Liability $4,239 $6,917 Long-term Debt $ -- $ -- Total Stockholders' Equity $3,021 $8,151 ($ in thousands)

Capitalization & Cash Position 25 Capitalization (in thousands) As Reported 9/30/23 Common Stock 688 Warrants** 639 Options 246 RSUs 4 Total Fully Diluted 1,577 **Includes 627K warrants @ $6.9135 strike price Nasdaq Symbol HSDT Market Cap* $4.5M Price Per Share* $6.36 Shares Outstanding* 708K 50 Day Avg Volume 395K Cash (including proceeds receivable from warrant exercises) at 9/30/23 $7.0M * Based upon shares outstanding at November 3, 2023 and closing price on November 27, 2023 HSDT Analyst Coverage LADENBURG THALMANN & CO. INC. MAXIM GROUP, LLC ROTH CAPITAL PARTNERS, LLC Jeffrey S. Cohen Anthony Vendetti Jonathan Aschoff, PhD

Testimonials 26 – Kerrie Walters, PoNS Patient Ambassador “I have been living with MS for 35 years and have just completed my 14 week of PoNS Therapy. I am impressed with the results. The difference is apparent on before- and after- videos of me on the treadmill, and I feel steadier and more self-assured in my overall ability to move. I feel my improved gait since PoNS has led me to attempt things such as parking further from an entrance to a store or across the street from my destination instead of circling the block to find a closer spot. As a result of my improved walking, I was able to participate in a more active excursion on my vacation, such as walking and scrambling through an underground cave in the Yucatan. My starting speed on the treadmill went from 1.3 to 2.6 during the protocol. PoNS Therapy was a serious commitment of time and energy but the improvements in my gait, at least for me, have changed my life.” “As a physical therapist, I have worked with many patients with neurological deficits. When I heard about PoNS, I had doubts that tongue-based electrical stimulation could effectively retrain the brain to improve walking ability. But as I worked with Anna, the improvement was undeniable. I’m excited about using PoNS with more patients”. – Dr. Naseem Chatiwala, PT, DPT, MS, NCS PoNS Trainer

References 27 Slide 4 1. Peterson M, Greenwald BD. Balance problems after traumatic brain injury. Available at http://uwmsktc.washington.edu/sites/uwmsktc/files/files/TBI_balance.pdf. Accessed September 17, 2018. 2. Centers for Disease Control and Prevention. Report to Congress on Traumatic Brain Injury in the United States: Epidemiology and Rehabilitation. National Center for Injury Prevention and Control; Division of Unintentional Injury Prevention. Atlanta, GA. 2015. Available at http://www.cdc.gov/traumaticbraininjury/pdf/tbi_report_to_congress_epi_and_rehab-a.pdf. Accessed March 11, 2019. Slide 5 1. Wallin, Mitchell T et al. “The prevalence of MS in the United States: A population-based estimate using health claims data.” Neurology vol. 92,10 (2019): e1029-e1040. doi:10.1212/WNL.0000000000007035 2. Williams, Angela E et al. “Symptoms and Association with Health Outcomes in Relapsing-Remitting Multiple Sclerosis: Results of a US Patient Survey.” Multiple sclerosis international vol. 2014 (2014): 203183. doi:10.1155/2014/203183 3. Dobkin BH, Dorsch A. New evidence for therapies in stroke rehabilitation. Curr Atheroscler Rep. 2013;15(6):331.doi:10.1007/s11883-013-0331-y. 4. Carmen M. Cirstea. Gait Rehabilitation After Stroke, Should we re-evaluate our practice? Stroke 2020;51(10):2892-94. 5. Taylor CA, Bell JM, Breiding MJ, Xu L. Traumatic Brain Injury–Related Emergency Department Visits, Hospitalizations, and Deaths —United States, 2007 and 2013. MMWR Surveill Summ 2017;66(No. SS-9):1–16. DOI: http://dx.doi.org/10.15585/mmwr.ss6609a1 6. Dever A, Powell D, Graham L, Mason R, Das J, Marshall SJ, Vitorio R, Godfrey A, Stuart S. Gait Impairment in Traumatic Brain Injury: A Systematic Review. Sensors (Basel). 2022 Feb 14;22(4):1480. doi: 10.3390/s22041480. PMID: 35214382; PMCID: PMC8875145. 7. Prevalence of Cerebral Palsy | Incidence | CerebralPalsy.orgCerebralPalsy.org 8. https://www.parkinson.org/understanding-parkinsons/statistics. Accessed 10.12.2023 Slide 6 1. Helius Medical Inc. Portable Neuromodulation Stimulator (PoNSTM) in Stroke Real World Evidence Study for Canada: A Statistical Analysis Report. 2023, Jan 26. 2. Helius Medical Technologies. Data on File. 2019 Post Hoc Analysis - Long Term Treatment Trial - Responder Rate - Pharma Data Associates. Slide 9 1. Ptito A, Skinner K. The evolution of translingual neurostimulation – from science fiction to fact. Presented at The 9th Annual Traumatic Brain Injury Conference; May 16-17, 2019; Arlington, Virginia, USA. 2. Danilov Y, Kaczmarek K, Skinner K, Tyler M. Cranial nerve noninvasive neuromodulation: new approach to neurorehabilitation. In: Kobeissey FH, ed. Brain Neurotrauma: Molecular, Neuropsychological, and Rehabilitation Aspects. Boca-Raton, FL: CRC Press. 2015; 605-28 Slide 10 1. Ptito A, Skinner K. The evolution of translingual neurostimulation – from science fiction to fact. Presented at The 9th Annual Traumatic Brain Injury Conference; May 16-17, 2019; Arlington, Virginia, USA. 2. Kaczmarek KA. The Portable Neuromodulation Stimulator (PoNS) for neurorehabilitation. Sci Iran D Comput Sci Eng Electr Eng. 2017;24(6):3171- 3180. Slide 12 1. Wallin, Mitchell T et al. “The prevalence of MS in the United States: A population-based estimate using health claims data.” Neurology vol. 92,10 (2019): e1029-e1040. doi:10.1212/WNL.0000000000007035 2. Williams, Angela E et al. “Symptoms and Association with Health Outcomes in Relapsing-Remitting Multiple Sclerosis: Results of a US Patient Survey.” Multiple sclerosis international vol. 2014 (2014): 203183. doi:10.1155/2014/203183 3. Larocca, Nicholas G. “Impact of walking impairment in multiple sclerosis: perspectives of patients and care partners.” The patient vol. 4,3 (2011): 189-201. doi:10.2165/11591150-000000000-00000 Slide 17 1. Dobkin BH, Dorsch A. New evidence for therapies in stroke rehabilitation. Curr Atheroscler Rep. 2013;15(6):331.doi:10.1007/s11883-013-0331-y. 2. Carmen M. Cirstea. Gait Rehabilitation After Stroke, Should we re-evaluate our practice? Stroke 2020;51(10):2892-94. 3. Helius Medical Inc. Portable Neuromodulation Stimulator (PoNSTM) in Stroke Real World Evidence Study for Canada: A Statistical Analysis Report. 2023, Jan 26. 4. Denissen S, Staring W, Kunkel D, Pickering RM, Lennon S, Geurts AC, Weerdesteyn V, Verheyden GS. Interventions for preventing falls in people after stroke. Cochrane Database Syst Rev. 2019 Oct 1;10(10):CD008728. doi: 10.1002/14651858.CD008728.pub3 Slide 18 1. Krueger H, Koot J, Hall RE, O'Callaghan C, Bayley M, Corbett D. Prevalence of Individuals Experiencing the Effects of Stroke in Canada: Trends and Projections. Stroke. 2015 Aug;46(8):2226-31. doi: 10.1161/STROKEAHA.115.009616. 2. Brain Injury Canada. Acquired Brain Injury (ABI) – The Basics. Available at https://www.braininjurycanada.ca/acquired-brain-injury/. Accessed February 26, 2020. 3. Brain Injury Association of Durham Region. About Brain Injury. Available at https://biad.ca/about-brain-injury/. Accessed February 28, 2020. 4. Li, M., Zhao Z., Yu G., Zhang, J. Epidemiology of traumatic brain injury over the world: a systematic review. Austin Neurology & Neurosciences. 2016;1(2):1007 5. Kleffelgaard I et al. Disabil Rehabil. 2012;34(9):788-794. 6. Amankwah, Nana et al. “Multiple sclerosis in Canada 2011 to 2031: results of a microsimulation modelling study of epidemiological and economic impacts.” “La sclérose en plaques au Canada, 2011-2031 : résultats d’une étude de modélisation par microsimulation des répercussions épidémiologiques et économiques.” Health promotion and chronic disease prevention in Canada : research, policy and practice vol. 37,2 (2017): 37-48. doi:10.24095/hpcdp.37.2.02 Slide 21 1. https://healthtechconnex.com/wp-content/uploads/2023/10/HTC-PBC-PoNS-Whitepaper-2023.pdf

Thank you NASDAQ:HSDT

Appendix

MS Scientific Advisory Board 30 • Dr. Deborah Backus, PT, PhD, FACRM, Director, MS Research, Shepherd Center, immediate past president and current Board Member, ACRM • Dr. Francois Bethoux, MD, Director of Rehabilitation Services at the Cleveland Clinic Mellen Center • Dr. Michelle Cameron, MD, PT, MCR, Neurologist, Associate Professor, Multiple Sclerosis Center, Oregon Health & Science University • Dr. Evan T. Cohen, PT, MA, PhD, NCS., Associate Professor, Rehabilitation and Movement Sciences, Rutgers University School of Health Professions • Dr. Nora Fritz, PT, PhD, Assistant Professor, Department of Health Care Sciences and Department of Neurology, Wayne State University School of Medicine. • Brian Hutchinson, PT, MSCS, Executive Director, Dignity Health, Multiple Sclerosis Achievement Center • Dr. Stephen Kanter, PT, DPT, ATC, Director of Rehabilitation Services at the International Multiple Sclerosis Management Practice (IMSMP) • Dr. Prudence Plummer, PT, PhD, Professor, Department of Physical Therapy in the School of Health and Rehabilitation Sciences at MGH Institute of Health Professions • Dr. Mandy Rohrig, PT, DPT, MSCS, Can Do Multiple Sclerosis

Stroke Scientific Advisory Board 31 • Carl J. Hauser, MD, Beth Israel Deaconess Medical Center, Acute Care, Trauma & Critical Care, Lecturer, Surgery, Harvard Medical School • Steven C. Cramer, MD, MMSc, FAAN, FAHA, Susan and David Wilstein Endowed Chair in Rehabilitation Medicine Professor, Department of Neurology, Medical Director of Research, California Rehabilitation Institute • Teresa Kimberley, PT, PhD, FAPTA, Director, Brain Recovery Lab, Director of the PhD in Rehabilitation Science Program, MGH Institute • Mark Bowden, PT, PhD, Professor and Division Director of Physical Therapy, MUSC • Steve Kautz, PhD, Professor, Chair, Department of Health Sciences and Research, MUSC • Charles Liu, MD, PhD, Professor of Clinical Neurological Surgery, Director, USC Neurorestoration Center

PoNS Therapy™ Mechanism of Action

Neuromodulation:
modification of the nervous system by targeted stimuli


Dorsal anterior cingulate cortex (dACC) [32]
Left primary motor cortex
Right dorsolateral prefrontal cortex [A9/46]
Right premotor cortex [A6]
Left premotor cortex
Left dorsolateral prefrontal cortex
Trigeminal Nerve (CN V)
Chorda tympani
Lingual nerve
Facial nerve (CN VII)
CN V
Pons
CN VII
CN IX
CN X
Medulla
Cerebellum

~25MM pulses per 20-minute session
Feels like champagne or carbonated water bubbles

Blood oxygen level-dependent (BOLD) signal



PoNS device designed to induce *Translingual Neurostimulation*: trigeminal and facial nerve-mediated neuromodulation via the tongue induces increased blood perfusion in specific brain areas resulting in neuroplasticity.

32

Two groups (10 each): 1. Active Group: PoNS + PT 2. Control Group: Placebo PoNS + PT DGI = Dynamic Gait Index, a measure of the ability to walk Change In DGI Score Versus Time Within The Study Period 0 4.4 6.15 7.7 7.95 3 3.68 4.8 3.45 0 2 4 6 8 10 0 2 6 10 14 DGI Mean Improvement Relative to Week 0 Weeks Active Control ** *** *** *** * Statistical significance: *p < 0.05; **p < 0.01; ***p < 0.005 In-clinic + At-home At-home** * Clinically meaningful Improvement in Dynamic Gait Index scores for the Active Group Mean avg of 7.95 All 10 subjects in the active treatment group experienced at least a 4-point improvement from baseline to Week 14 in DGI. Mean avg of 3.45 Only 3 of 10 (30%) subjects in the placebo control group experienced an improvement in DGI of at least 4 points from baseline to week 14. 100% Clinical Evidence1 Multiple Sclerosis Study – Gait Deficit in Mild and Moderate MS (EDSS score 3.0-6*) 33 *Error on publication regarding EDSS Score **One visit per week was in-clinic

Clinical Evidence1 Stroke – Results from a Pilot Randomized Controlled Trial IQR = 9.5 • Post-intervention assessment demonstrated significant and clinically meaningful improvement with PoNS Therapy vs. high-intensity physiotherapy alone • A cutoff score of 17.5 on the Mini-BEST has been shown to discriminate between fallers and non-fallers with chronic stroke (>6 months)IQR = 10 Pre- and Post-intervention Assessment Using the Mini-Balance Evaluation Systems Test* 34 7 13 13 23 0 5 10 15 20 25 Pre Post Control PoNS IQR = 13.5 IQR = 4.5 p = 0.032 IQR = 9.5 IQR = 10 IQR = 13.5 IQR = 4.5 *Mini-BEST is a 14-item test that assesses measures dynamic balance, functional mobility, and gait on a 3-level ordinal scale (0–2). IQR, interquartile range.

Change over time for Sensory Organization Test (SOT) composite scores Statistical analysis of SOT week 14 scores vs pre-training reveals that improvement in the active group is significant (p<0.001) whereas sham group difference did not reach statistical significance (p<0.06) Gait imagery revealed task-related activations in bilateral premotor and motor regions, and a higher BOLD signal in the left motor cortex 35 Clinical Evidence1 Multiple Sclerosis Study – Mild and Moderate MS (EDSS score 3.0-6*) *Error on publication regarding EDSS Score

42 Patients with MS treated with PoNS in Canada 58.3% Patients had achieved at least a 4-point improvement in their functional gait assessment (FGA) PoNS™ Device1 Authorized in Canada for gait deficit due to symptoms of MS since March 2020 36 Promising results from initial real-world evidence gathered through December 31, 2019 Presented at Consortium for Multiple Sclerosis Centers Annual Conference, June 2022 Currently evaluating additional data gathered on MS patients for commercial and medical insights and publication

Real-World Evidence Poster Presentation 37 Visit ponstherapy.com to view the poster online

References 38 Slide 33 1. Tyler, Mitchell E et al. “Non-invasive neuromodulation to improve gait in chronic multiple sclerosis: a randomized double blind controlled pilot trial.” Journal of neuroengineering and rehabilitation vol. 11 79. 1 May. 2014, doi:10.1186/1743-0003-11-79 Slide 34 1.Galea MP et al. Brain Stimul. 2017;10(6):1133-35. Slide 35 1. Leonard, Gabriel et al. “Noninvasive tongue stimulation combined with intensive cognitive and physical rehabilitation induces neuroplastic changes in patients with multiple sclerosis: A multimodal neuroimaging study.” Multiple sclerosis journal - experimental, translational and clinical vol. 3,1 2055217317690561. 1 Feb. 2017, doi:10.1177/2055217317690561 Slide 36 1. Helius Medical, Inc Portable Neuromodulation Stimulator (PoNS) Real World Evidence Study, August 2, 2020